UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 13, 2007 (December 6, 2007)

     FLAG INTERMEDIATE HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-132918	20-3779375
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

METALS USA, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-13123	76-0533626
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

One Riverway, Suite 1100
Houston, Texas		77056
(Address of Principal Executive Offices)		(Zip Code)
(Registrant’s telephone number, including area code) (713) 965-0990

 _____________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02        Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

     (b) On December 6, 2007, Marc E. Becker resigned from each of the Boards of Directors of Metals USA Holdings Corp. and its wholly owned subsidiaries Flag Intermediate Holdings Corporation and Metals USA, Inc., effective December 6, 2007.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAG INTERMEDIATE HOLDINGS
CORPORATION

Date: December 13, 2007	/s/ John A. Hageman

Name: John A. Hageman
Title: Senior Vice President
and Chief Legal Officer

METALS USA, INC.

Date: December 13, 2007	/s/ John A. Hageman

Name: John A. Hageman
Title: Senior Vice President
and Chief Legal Officer